UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2009
IXIA

(Exact name of registrant as specified in its charter)

California	000-31523	95-4635982

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26601 W. Agoura Road, Calabasas, California	91302

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 818.871.1800

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐     Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1
EX-99.1
EX-99.2

     On November 5, 2009, Ixia, a California corporation, filed a Current Report on Form 8-K (the “Form 8-K”) reporting the completion of its acquisition of substantially all of the assets of Agilent Technologies, Inc., a Delaware corporation (“Agilent”), and its affiliates that relate to the design, development, research, manufacture, supply, distribution, sale, support and maintenance of the Agilent N2X and Agilent Network Tester products and the provision of services relating to such products (“N2X Business” or “IP Performance Test and Diagnostic Division”). This Current Report on Form 8-K/A amends and supplements the Form 8-K to provide the required financial statements and pro forma financial information that were not filed with the Form 8-K and that are permitted to be filed by this amendment.
Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired

The audited combined financial statements as of October 31, 2008 and 2007, and for the fiscal years ended October 31, 2008, 2007 and 2006, and the unaudited interim combined financial statements as of July 31, 2009, and for the nine months ended July 31, 2009 and 2008 of Agilent’s IP Performance Test and Diagnostic Division are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information

The pro forma financial information as of and for the nine months ended September 30, 2009 and for the year ended December 31, 2008, is attached hereto as Exhibit 99.2.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants for Agilent’s IP Performance Test and Diagnostic Division.

99.1	Audited combined financial statements of Agilent’s IP Performance Test and Diagnostic Division as of October 31, 2008 and 2007, and for the fiscal years ended October 31, 2008, 2007 and 2006.

Unaudited combined financial statements of Agilent’s IP Performance Test and Diagnostic Division as of July 31, 2009 and for the nine months ended July 31, 2009 and 2008.

99.2	Unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2009 and for the year ended December 31, 2008.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ixia
Dated: January 13, 2010	By:	/s/ Thomas B. Miller
Thomas B. Miller
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants for Agilent’s IP Performance Test and Diagnostic Division.

99.1	Audited combined financial statements of Agilent’s IP Performance Test and Diagnostic Division as of October 31, 2008 and 2007, and for the fiscal years ended October 31, 2008, 2007 and 2006.

Unaudited combined financial statements of Agilent’s IP Performance Test and Diagnostic Division as of July 31, 2009 and for the nine months ended July 31, 2009 and 2008.

99.2	Unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2009 and for the year ended December 31, 2008.

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